                                                                   EXHIBIT 10.21


     SECOND AMENDMENT dated as of March 10, 1998, to the Amended and Restated Credit Agreement dated as of April 30, 1997, as amended and restated as of October 20, 1997, and as subsequently amended (the "Credit Agreement"), among BRYLANE, L.P. (the "Borrower"), the LENDERS party thereto (the "Lenders"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent for the Lenders (in such capacity, the "Agent"), and MERRILL LYNCH CAPITAL CORPORATION, as Documentation Agent.


     A. The Borrower, the Lenders and the Agent have heretofore entered into the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

     B. The Borrower wishes, and the undersigned Lenders and the Agent are willing, upon the terms and subject to the conditions set forth herein, to amend the definition of "Initial Control Group" in, and add certain other definitions to, the Credit Agreement so that the sale by FS&Co. and its affiliates and The Limited and its subsidiaries of their ownership interests in the Parent Corporation to Pinault Printemps-Redoute, S.A. (or one or more of its direct or indirect majority-owned subsidiaries or affiliates) will not constitute a Change of Control.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree as follows:

     SECTION 1. Amendment of the Credit Agreement. (a) Section 1.01 of the
                ---------------------------------
Credit Agreement is hereby amended as of the Amendment Effective Date (as defined below) by (i) deleting the existing definition of "Initial Control Group" and (ii) inserting in the appropriate alphabetical locations the following new definitions:

          (A) "Initial Control Group" means (a) prior to the Purchase, (i) FS&Co. and its affiliates and (ii) The Limited and its subsidiaries and (b) after the Purchase, PPR and its affiliates and subsidiaries; provided that the
                                                             --------
Borrower and its Subsidiaries shall not be considered to be affiliates of FS&Co. or PPR or subsidiaries of The Limited or PPR for purposes of identifying the "Initial Control Group".

          (B) "PPR" means Pinault Printemps-Redoute, S.A., a French corporation.

          (C) "Purchase" means the purchase by PPR (or one or more of its direct or indirect majority-owned subsidiaries or affiliates) of the equity interests of FS&Co. and The Limited in the Parent Corporation.

          (b) Section 9.01 of the Credit Agreement is hereby amended as of the Amendment Effective Date by inserting the words "prior to the Purchase," immediately following the parenthetical in the fifth line thereof.

     SECTION 2. Representations and Warranties.  The Borrower hereby represents
                ------------------------------
and warrants on and as of the Amendment Effective Date that (i) the representations and warranties of the Borrower set forth in the Loan Documents are true and correct in all material respects and (ii) no Default has occurred and is continuing.

     SECTION 3. Effectiveness.  This Second Amendment shall become effective on
                -------------
the date (the "Amendment Effective Date") of receipt by the Agent (or its counsel) of counterparts hereof signed by the Borrower and the Required Lenders or, in the case of any such party as to which an executed counterpart shall

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not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party.

     SECTION 4. Expenses.  The Borrower shall pay all reasonable out-of-pocket
                --------
expenses of the Agent, including the reasonable fees and disbursements of Cravath, Swaine & Moore, special counsel for the Agent, in connection with the preparation of this Second Amendment.

     SECTION 5. NEW YORK LAW.  THIS SECOND AMENDMENT SHALL BE CONSTRUED IN
                ------------
ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     SECTION 6. Counterparts.  This Second Amendment may be signed in any number
                ------------
of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 7. Headings.  The headings of this Second Amendment are for
                --------
convenience of reference only and are not part of this Second Amendment and are not to be taken into consideration in interpreting this Second Amendment.

     SECTION 8. Effect of Amendment.  Unless and until this Second Amendment
                -------------------
becomes effective, the Credit Agreement shall continue in effect on the terms thereof in effect on the date hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                         BRYLANE, L.P.,

                                    by BRYLANE INC., General
                                    Partner,

                                    by

                                         -------------------------
                                         Title:




                         MORGAN GUARANTY TRUST COMPANY
                         OF NEW YORK, as Agent,

                                    by
                                        --------------------------------------
                                        Title:


                         MORGAN GUARANTY TRUST COMPANY
                         OF NEW YORK,

                                    by

                                        --------------------------------------
                                        Title:

                         MERRILL LYNCH CAPITAL
                         CORPORATION,

                              by

                                 -------------------------------------------
                                 Title:


                         BANKBOSTON, N.A.,

                              by

                                 -------------------------------------------
                                 Title:


                         FLEET NATIONAL BANK,

                              by

                                 -------------------------------------------
                                 Title:


                         WELLS FARGO BANK, N.A.,

                              by
                                 -------------------------------------------
                                 Title:


                         THE FUJI BANK, LIMITED,

                              by

                                 -------------------------------------------
                                 Title:


                         THE LONG-TERM CREDIT BANK OF
                         JAPAN, LTD.,

                              by
                                 -------------------------------------------
                                 Title:


                         ROYAL BANK OF CANADA,

                              by
                                 -------------------------------------------
                                 Title:

                         UNION BANK OF CALIFORNIA,
                         N.A.,

                              by

                                 -------------------------------------------
                                 Title:


                         CORESTATES BANK, N.A.,

                              by

                                 -------------------------------------------
                                 Title:


                         CREDIT AGRICOLE INDOSUEZ,

                              by

                                 ---------------------------
                                 Title:


                         NATIONAL CITY BANK OF INDIANA,

                              by

                                 ---------------------------
                                    Title:


                         THE SUMITOMO BANK, LTD.,

                              by

                                 ---------------------------
                                 Title:

                              by

                                 ---------------------------
                                 Title:


                         ARAB BANKING CORPORATION,

                              by

                                 ---------------------------
                                 Title:


                         AMSOUTH BANK OF ALABAMA,

                              by
                                 ---------------------------
                                 Title:

                         THE BANK OF NEW YORK,

                              by

                                    ------------------------------
                                    Title:


                         BANK LEUMI TRUST COMPANY OF
                         NEW YORK,

                              by
                                    ---------------------------
                                    Title:

                              by
                                    ---------------------------
                                    Title:


                         CREDIT LYONNAIS,

                              by

                                    ------------------------------



                         THE FIRST NATIONAL BANK OF CHICAGO,

                              by

                                    ------------------------------
                                    Title:


                         BANQUE PARIBAS,

                              by

                                    ------------------------------
                                    Title:

                              by

                                    ------------------------------
                                    Title:


                         VAN KAMPEN AMERICAN,

                              by

                                    ------------------------------
                                    Title: